Barclays Global Financial Services Conference 2015 Frederick H. Waddell Chairman & Chief Executive Officer NORTHERN TRUST CORPORATION New York | September 16, 2015 EXHIBIT 99.1

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Northern
Trust
2015
FORWARD-LOOKING STATEMENTS
This presentation may include forward-looking statements concerning Northern Trust’s financial results and outlook, capital adequacy, dividend policy and stock repurchase program, anticipated expense levels and technology investments, risk management policies, contingent liabilities, strategic initiatives and investments, industry trends, and expectations regarding governmental and regulatory initiatives and developments. Forward-looking statements are typically identified by words or phrases such as “believe”,
“expect”, “anticipate”, “intend”, “estimate”, “project”, “likely”, “may increase”, “plan”, “goal”, “target”,
“strategy”, and similar expressions or future or conditional verbs such as “may”, “will”, “should”, “would”, and “could”. Forward-looking statements are Northern Trust’s current estimates or expectations of future events or future results, and involve risks and uncertainties that are difficult to predict. These statements are based on assumptions about many important factors, including the factors discussed in Northern
Trust’s most recent annual report on Form 10-K and other filings with the U.S. Securities and Exchange
Commission, all of which are available on Northern Trust’s website.
We caution you not to place undue reliance on any forward-looking statement as actual results may differ materially from those expressed or implied by forward-looking statements. Northern Trust assumes no obligation to update its forward-looking statements.

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Northern
Trust
2015
CLIENT CENTRIC AND HIGHLY FOCUSED BUSINESS MODEL
Founded in 1889, Northern Trust is a global leader in asset servicing, asset management and banking for personal and institutional clients.
As of June 30, 2015
Wealth
Management
Leading advisor to
the affluent market
Individuals
Families
Family offices
Foundations
Endowments
Privately held businesses
Corporate & Institutional
Services
Global provider of investment
services for institutional
investors
Pensions
Sovereign entities
Fund managers
Foundations & endowments
Insurance companies
Banking
$120 billion
in assets
Asset
Servicing
$6.2 trillion
in AUC
Asset
Management
$946 billion
in AUM
Integrated Global Operating Platform

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Northern
Trust
2015
The personal and institutional markets are large and are growing.
Global Personal Financial Wealth $US Trillion
CAGR:
6%
11%
ETFs
Alternatives
Sovereign
Wealth Funds
Insurance
Assets
Retirement
Funds
Mutual/
Collective
Funds
2014
2018E
Total
$114
$147
Global Institutional Assets $US Trillion
$6
$10
$16
$35
$37
$43
INVESTED IN ATTRACTIVE MARKETS
Sources:
BCG
Global
Wealth
2015,
Cerulli
Associates
Global
Markets
2015,
Investment Company Institute, The City UK, eVestment, PWC, ETFGI, Ernst & Young and internal estimates

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Northern
Trust
2015
POSITIONED FOR CONTINUED SUCCESS
Favorable secular trends align well with Northern Trust’s business model.
Growth Trends
Global wealth creation
Globalization/cross-border
investing
Expanding use of alternative
assets
Shift from active to passive
management
Increased regulation
Focus on risk management
Demand for transparency
Back and middle office
outsourcing
Opportunity to Differentiate
Relationship and client
experience are critical drivers
of provider selection
Brand and differentiated
service matter
Integrated global operating
platform
Business Model
Recurring fee revenue offers
more sustainable economics
Attractive financial returns
versus many other sectors in
financial services
Fee-based models preferred
over commission-oriented
models

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Northern
Trust
2015
We are executing on our strategies to:
Accelerate growth
Improve profitability & productivity
Increase shareholder returns
FOCUSED ON ACHIEVING PROFITABLE GROWTH

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Northern
Trust
2015
ACCELERATING GROWTH
Producing strong results.
+8%
Wealth
Management
Fees
+10%
Corporate &
Institutional
Services Fees
+11%
AUM
+11%
AUC
2011 –
1H2015 CAGRs
1H2015 fees are annualized

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©
Northern
Trust
2015
ACCELERATING GROWTH
Investing for the future.
1
Global
asset
management
industry
AUM
and
growth
projections
from
Cerulli
Associates
Global
Markets
2015
2
Greater
NY
$5MM+
household
AUM
from
2013
Nielsen
Claritas
(Wealth
Management
Markets)
3
“Smart
Beta”
market
size
and
growth
projections
from
Casey
Quirk
As
of
June
30,
2015
Asset
Management
Focus on
Engineered Equity
>$800B
market
3
Est.
24%
CAGR
through
2019
3
Investing in products &
capabilities
17
FlexShares
funds
with  AUM of
$8.7B
Corporate &
Institutional Services
Focus on
asset managers
>$75T
market
1
Est.
7%
CAGR through 2019
1
Investing in our
Global Fund Services business
Acquisitions
~$750M
Staffing up
>3x in 10 years
Wealth
Management
Focus on
New York
~$1T
market
Augmenting our
presence in New York
Staffing up
~30%
since 2013
Strategic advertising
and
philanthropic
spending
2

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Northern
Trust
2015
IMPROVING PROFITABILITY AND PRODUCTIVITY
Producing strong results.
1
Differential between revenue and expense CAGRs for the period 2011–1H2015, annualized.
+8pts
Since 2011
+2.5 pts
Since 2011
-20 pts
Since 2011
Expenses/Trust Fees =
111
%
In 1H2015
Pre-Tax Margin=
32.2
%
In 1H2015
Operating
Leverage
1

over the last year
>80%
hired in these locations
Tempe
opened 2015
Limerick
Pune
est. 2016
Bangalore
Manila
India, Manila & Limerick portion of FTE:
0% in 2005
17% in 2010
27% today

Northern Trust

10 northerntrust.com | © Northern Trust 2015 IMPROVING PROFITABILITY AND PRODUCTIVITY Planning for the future. As of June 30, 2015

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Northern
Trust
2015
INCREASING SHAREHOLDER RETURNS
28¢
30¢
31¢
33¢
36¢
2011
2012
2013
2014
2015
Quarterly Dividend
8.6%
9.3%
9.5%
10.0%
12.1%
2011
2012
2013
2014
1H2015
Total Payout
Ratios:
100% in 2014
83% in 2013
65% in 2012
58% in 2011
42% in 2010
Improving ROE into our
target range of 10%-15%

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Northern
Trust
2015
CONSISTENTLY STRONG AND FOCUSED
Long-term success through a focused strategy.
Market Leader in Focused Businesses
A History of Organic Growth
Distinctive Financial Strength
Proven Record of Managing for
Long-term Growth and Profitability